[SRSY LOGO]                                  Stradley Ronon Stevens & Young, LLP

STRADLEY                                                2600 One Commerce Square
RONON
                                                     Philadelphia, PA 19103-7098
ATTORNEYS AT LAW
                                                        Telephone (215) 564-8000

                                                              Fax (215) 564-8120

William S. Pilling, III

WPilling@stradley.com

215-564-8079

                                 April 28, 2003

Board of Trustees
Market Street Fund
300 Continental Drive
Newark, Delaware 19713

Board of Trustees
Gartmore Variable Insurance Trust
1200 River Road
Conshohocken, Pennsylvania 19428

          Re:  Agreement  and Plan of  Reorganization  (the "Plan")  dated as of
               October 30, 2002,  by and between  Market Street Fund, a Delaware statutory  trust  ("Market  Street"),  on behalf  of its  series,
               International  Portfolio  and  Equity  500 Index  Portfolio  (the
               "Acquired  Portfolios" and, singly, an "Acquired  Portfolio") and
               Gartmore Variable Insurance Trust, a Massachusetts business trust
               ("GVIT"),  on behalf of its series,  Dreyfus  GVIT  International
               Value  Fund  and  Gartmore   GVIT  Equity  500  Index  Fund  (the
               "Acquiring Portfolios" and, singly, an "Acquiring Portfolio").
               -----------------------------------------------------------------

Ladies and Gentlemen:

     You have  requested  our  opinion  concerning  certain  federal  income tax consequences  of the  reorganizations  of the  Acquired  Portfolios  (singly  or together, as the context requires, the "Reorganization"), which will consist of:
(i) the transfer by each  Acquired  Portfolio of all of the assets  belonging to such  Portfolio,  and the  assignment  of Stated  Liabilities  belonging to such
Portfolio,  to its  corresponding  Acquiring  Portfolio in exchange for Class IV shares  of  beneficial  interest,  without  par  value,  of  such  corresponding
Acquiring Portfolio ("Acquiring Portfolio Shares"), which are voting securities;
(ii) the distribution of Acquiring  Portfolio Shares by each Acquired  Portfolio to the  shareholders of such Acquired  Portfolio  according to their  respective interests in complete  liquidation  of such  Acquired  Portfolio;  and (iii) the dissolution  of the  Acquired  Portfolios  as soon as is  practicable  after the closing date of the reorganization (the  "Reorganization")  all upon and subject to the terms and conditions of the Plan.

     In rendering our opinion,  we have reviewed and relied upon:  (a) the Plan, made as of the 30th day of October, 2002, by and between Market Street and GVIT;
(b) the proxy materials

Philadelphia, PA o Malvern, PA o Wilmington, DE o Cherry Hill, NJ o Washington, DC
                  A Pennsylvania Limited Liability Partnership

Board of Trustees, Market Street Fund
Board of Trustees, Gartmore Variable Insurance Trust
April 28, 2003

provided to  shareholders  of the Acquired  Portfolios  in  connection  with the
Special  Shareholders'  Meeting of the Acquired  Portfolios held on February 21,
2003; (c) certain  representations  concerning the Reorganization  made to us by
Market  Street and GVIT in a letter  dated April 28,  2003 (the  "Representation
Letter");  (d) all other  documents,  financial  and other reports and corporate minutes we deemed relevant or appropriate;  and (e) such statutes,  regulations, rulings and  decisions as we deemed  material in  rendering  this  opinion.  All capitalized terms used herein,  unless otherwise defined, are used as defined in the Plan.

     The Acquired  Portfolios  and the  Acquiring  Portfolios  correspond to one another as follows:

-------------------------- --------------- -------------------------------------
International Portfolio    Corresponds to  Dreyfus GVIT International Value Fund
-------------------------- --------------- -------------------------------------
Equity 500 Index Portfolio Corresponds to  Gartmore GVIT Equity 500 Index Fund
-------------------------- --------------- -------------------------------------

     For purposes of this opinion, we have assumed that the Acquired Portfolios, on the closing date of the Reorganization,  satisfy,  and immediately  following the closing, the Acquiring Portfolios will continue to satisfy, the requirements of  Subchapter M of the Internal  Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies.

     Based on the foregoing,  and provided the  Reorganization is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts and the
State  of  Delaware,   the  terms  of  the  Plan  and  the   statements  in  the
Representation  Letter, for each Acquired Portfolio and corresponding  Acquiring
Portfolio it is our opinion that:

     1. The  acquisition by the Acquiring  Portfolio of all of the assets of the
Acquired  Portfolio,  as provided for in the Plan, in exchange for the Acquiring
Portfolio  Shares and the  assumption by the  Acquiring  Portfolio of the Stated
Liabilities  of the  Acquired  Portfolio,  followed by the  distribution  by the
Acquired  Portfolio to its  shareholders  of the Acquiring  Portfolio  Shares in complete liquidation of the Acquired Portfolio, will qualify as a reorganization within  the  meaning  of  Section  368(a)(1)(F)  of the Code,  and the  Acquired
Portfolio   and  the  Acquiring   Portfolio   each  will  be  a  "party  to  the
reorganization" within the meaning of Section 368(b) of the Code.

     2. No gain or loss will be  recognized by the Acquired  Portfolio  upon the transfer of all of its assets to, and assumption of its stated  liabilities  by, the Acquiring  Portfolio in exchange solely for the Acquiring  Portfolio  Shares pursuant to Section 361(a) and Section 357(a) of the Code.

     3. No gain or loss will be recognized by the Acquiring  Portfolio  upon the receipt by it of all of the assets of the Acquired  Portfolio in exchange solely for the Acquiring Portfolio Shares pursuant to Section 1032(a) of the Code.

Board of Trustees, Market Street Fund
Board of Trustees, Gartmore Variable Insurance Trust
April 28, 2003

     4. No gain or loss will be  recognized by the Acquired  Portfolio  upon the distribution of the Acquiring  Portfolio  Shares to its shareholders in complete liquidation  of the Acquired  Portfolio (in  pursuance of the Plan)  pursuant to
Section 361(c)(1) of the Code.

     5. The  basis of the  assets  of the  Acquired  Portfolio  received  by the
Acquiring  Portfolio  will be the  same as the  basis  of  these  assets  to the
Acquired Portfolio  immediately prior to the exchange pursuant to Section 362(b)
of the Code.

     6. The holding period of the assets of the Acquired  Portfolio  received by the  Acquiring  Portfolio  will include the period during which such assets were held by the Acquired Portfolio pursuant to Section 1223(2) of the Code.

     7. No gain or loss will be recognized by the  shareholders  of the Acquired
Portfolio upon the exchange of their shares in the Acquired Portfolio ("Acquired
Portfolio  Shares") for the Acquiring  Portfolio  Shares  (including  fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

     8. The basis of the Acquiring Portfolio Shares received by the shareholders of the  Acquired  Portfolio  (including  fractional  shares to which they may be entitled)  will be the  same  as the  basis  of the  Acquired  Portfolio  Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

     9. The holding  period of the Acquiring  Portfolio  Shares  received by the shareholders of the Acquired  Portfolio  (including  fractional  shares to which they may be entitled) will include the holding period of the Acquired  Portfolio
Shares  surrendered in exchange  therefor,  provided that the Acquired Portfolio
Shares  were  held as a  capital  asset  on the  Closing  of the  Reorganization pursuant to Section 1223(1) of the Code.

     10. The Acquiring  Portfolio  will succeed to and take into account,  as of the date of the transfer as defined in Section  1.381(b)-1(b)  of the income tax regulations  issued by the United States Department of the Treasury (the "Income
Tax  Regulations"),  the items of the  Acquired  Portfolio  described in Section
381(c) of the Code.

     Our opinion is based upon the Code, the applicable  Income Tax Regulations, the present positions of the Internal Revenue Service (the "Service") as are set
forth  in   published   revenue   rulings   and  revenue   procedures,   present
administrative positions of the Service, and existing judicial decisions, all of which are subject to change either  prospectively  or  retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of the Reorganization.

     Our opinion is conditioned  upon the  performance by GVIT, on behalf of the
Acquiring Portfolio,  and Market Street, on behalf of the corresponding Acquired
Portfolio,  of their undertakings in the Plan and the Representation Letter. Our opinion is limited to the transactions incident to the Reorganization  described herein,  and no opinion is rendered with respect to (i) any other transaction or
(ii) the effect, if any, of the Reorganization (and/or the transactions

Board of Trustees, Market Street Fund
Board of Trustees, Gartmore Variable Insurance Trust
April 28, 2003

incident  thereto) on any other  transaction  and/or the effect,  if any, of any such other transaction on the Reorganization.

     This  opinion  is  being  rendered  to  the  Acquiring  Portfolio  and  the corresponding  Acquired Portfolio and may be relied upon only by such Portfolios and the shareholders of each. We hereby consent to the use of this opinion as an exhibit to the  Registration  Statement of GVIT on Form N-14, and any amendments thereto,  covering the  registration  of the shares of GVIT under the Securities
Act of 1933, as amended, to be issued in the Reorganization.

                                         Very truly yours,

                                         STRADLEY, RONON, STEVENS & YOUNG, LLP

                                         By:
                                             -----------------------------------
                                             William S. Pilling, III, a partner

[SRSY LOGO]                                  Stradley Ronon Stevens & Young, LLP

STRADLEY                                                2600 One Commerce Square
RONON
                                                     Philadelphia, PA 19103-7098
ATTORNEYS AT LAW
                                                        Telephone (215) 564-8000

                                                              Fax (215) 564-8120

William S. Pilling, III

WPilling@stradley.com

215-564-8079

                                 April 28, 2003

Board of Trustees
Market Street Fund
300 Continental Drive
Newark, Delaware 19713

Board of Trustees
Gartmore Variable Insurance Trust
1200 River Road
Conshohocken, Pennsylvania 19428

          Re:  Agreement  and Plan of  Reorganization  (the "Plan")  dated as of
               October 30, 2002,  by and between  Market Street Fund, a Delaware statutory trust ("Market  Street"),  on behalf of its series, All
               Pro Broad Equity  Portfolio,  All Pro Large Cap Growth Portfolio,
               All Pro  Large  Cap Value  Portfolio,  All Pro  Small Cap  Growth
               Portfolio,  All Pro  Small Cap Value  Portfolio,  Mid Cap  Growth
               Portfolio,  Balanced  Portfolio,  Bond  Portfolio,  Money  Market
               Portfolio (the "Acquired  Portfolios" and,  singly,  an "Acquired
               Portfolio")   and   Gartmore   Variable    Insurance   Trust,   a
               Massachusetts  business trust ("GVIT"),  on behalf of its series,
               Gartmore  GVIT Total  Return  Fund,  Gartmore  GVIT Growth  Fund,
               Comstock GVIT Value Fund, GVIT Small Company Fund, GVIT Small Cap
               Value  Fund,  Strong  GVIT Mid Cap Growth  Fund,  JP Morgan  GVIT
               Balanced Fund,  Gartmore GVIT Government Bond Fund, Gartmore GVIT
               Money Market Fund (the "Acquiring  Portfolios"  and,  singly,  an
               "Acquiring Portfolio").
               -----------------------------------------------------------------

Ladies and Gentlemen:

     You have  requested  our  opinion  concerning  certain  federal  income tax consequences  of the  reorganizations  of the  Acquired  Portfolios  (singly  or together, as the context requires, the "Reorganization"), which will consist of:
(i) the transfer by each  Acquired  Portfolio of all of the assets  belonging to such  Portfolio,  and the  assignment  of Stated  Liabilities  belonging to such
Portfolio,  to its  corresponding  Acquiring  Portfolio in exchange for Class IV shares of beneficial

Philadelphia, PA o Malvern, PA o Wilmington, DE o Cherry Hill, NJ o Washington, DC
                  A Pennsylvania Limited Liability Partnership

Board of Trustees, Market Street Fund
Board of Trustees, Gartmore Variable Insurance Trust
April 28, 2003

interest,   without  par  value,  of  such  corresponding   Acquiring  Portfolio
("Acquiring   Portfolio  Shares"),   which  are  voting  securities;   (ii)  the
distribution  of Acquiring  Portfolio  Shares by each Acquired  Portfolio to the shareholders of such Acquired Portfolio according to their respective  interests in complete liquidation of such Acquired Portfolio; and (iii) the dissolution of the Acquired  Portfolios as soon as is practicable after the closing date of the reorganization  (the  "Reorganization")  all upon and  subject  to the terms and conditions of the Plan.

     The Acquired  Portfolios  and the  Acquiring  Portfolios  correspond to one another as follows:

----------------------------------- --------------- -------------------------------
All Pro Broad Equity Portfolio      Corresponds to  Gartmore GVIT Total Return Fund
----------------------------------- --------------- -------------------------------
All Pro Large Cap Growth Portfolio  Corresponds to  Gartmore GVIT Growth Fund
----------------------------------- --------------- -------------------------------
All Pro Large Cap Value Portfolio   Corresponds to  Comstock GVIT Value Fund
----------------------------------- --------------- -------------------------------
All Pro Small Cap Growth Portfolio  Corresponds to  GVIT Small Company Fund
----------------------------------- --------------- -------------------------------
All Pro Small Cap Value Portfolio   Corresponds to  GVIT Small Cap Value Fund
----------------------------------- --------------- -------------------------------
Mid Cap Growth Portfolio            Corresponds to  Strong GVIT Mid Cap Growth Fund
----------------------------------- --------------- -------------------------------
Balanced Portfolio                  Corresponds to  JP Morgan GVIT Balanced Fund
----------------------------------- --------------- -------------------------------
Bond Portfolio                      Corresponds to  Gartmore GVIT Government Bond
                                                    Fund
----------------------------------- --------------- -------------------------------
Money Market Portfolio              Corresponds to  Gartmore GVIT Money Market Fund
----------------------------------- --------------- -------------------------------

     In rendering our opinion,  we have reviewed and relied upon:  (a) the Plan, made as of the 30th day of October, 2002, by and between Market Street and GVIT;
(b) the proxy materials  provided to shareholders of the Acquired  Portfolios in connection  with the Special  Shareholders'  Meeting of the Acquired  Portfolios
held  on  February  21,  2003;  (c)  certain   representations   concerning  the
Reorganization  made to us by Market Street and GVIT in a letter dated April 28,
2003 (the "Representation Letter"); (d) all other documents, financial and other reports and corporate  minutes we deemed relevant or  appropriate;  and (e) such statutes, regulations,  rulings and decisions as we deemed material in rendering this opinion.  All capitalized terms used herein,  unless otherwise defined, are used as defined in the Plan.

     For purposes of this opinion, we have assumed that the Acquired Portfolios, on the closing date of the Reorganization,  satisfy,  and immediately  following the closing, the Acquiring Portfolios will continue to satisfy, the requirements of  Subchapter M of the Internal  Revenue Code of 1986, as amended (the "Code"), for qualification as regulated investment companies.

     Based on the foregoing,  and provided the  Reorganization is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts and the
State  of  Delaware,   the  terms  of  the  Plan  and  the   statements  in  the
Representation  Letter, for each Acquired Portfolio and corresponding  Acquiring
Portfolio it is our opinion that:

Board of Trustees, Market Street Fund
Board of Trustees, Gartmore Variable Insurance Trust
April 28, 2003

     1. The  acquisition by the Acquiring  Portfolio of all of the assets of the
Acquired  Portfolio as provided  for in the Plan in exchange  for the  Acquiring
Portfolio  Shares and the  assumption by the  Acquiring  Portfolio of the Stated
Liabilities,  followed by the  distribution  by the  Acquired  Portfolio  to its shareholders of the Acquiring  Portfolio  Shares in complete  liquidation of the
Acquired  Portfolio,  will  qualify as a  reorganization  within the  meaning of
Section  368(a)(1) of the Code,  and the Acquired  Portfolio  and the  Acquiring
Portfolio  each will be a "party to the  reorganization"  within the  meaning of
Section 368(b) of the Code.

     2. No gain or loss will be  recognized by the Acquired  Portfolio  upon the transfer of  substantially  all of its assets to, and  assumption  of its stated
liabilities  by, the  Acquiring  Portfolio in exchange  solely for the Acquiring
Portfolio Shares pursuant to Section 361(a) and Section 357(a) of the Code.

     3. No gain or loss will be recognized by the Acquiring  Portfolio  upon the receipt by it of  substantially  all of the assets of the Acquired  Portfolio in exchange solely for the Acquiring  Portfolio  Shares pursuant to Section 1032(a)
of the Code.

     4. No gain or loss will be  recognized by the Acquired  Portfolio  upon the distribution of the Acquiring  Portfolio  Shares to its shareholders in complete liquidation  of the Acquired  Portfolio (in  pursuance of the Plan)  pursuant to
Section 361(c)(1) of the Code.

     5. The  basis of the  assets  of the  Acquired  Portfolio  received  by the
Acquiring  Portfolio  will be the  same as the  basis  of  these  assets  to the
Acquired Portfolio  immediately prior to the exchange pursuant to Section 362(b)
of the Code.

     6. The holding period of the assets of the Acquired  Portfolio  received by the  Acquiring  Portfolio  will include the period during which such assets were held by the Acquired Portfolio pursuant to Section 1223(2) of the Code.

     7. No gain or loss will be recognized by the  shareholders  of the Acquired
Portfolio upon the exchange of their shares in the Acquired Fund ("Acquired Fund
Shares") for the Acquiring  Fund Shares  (including  fractional  shares to which they may be entitled) pursuant to under Section 354(a) of the Code.

     8. The basis of the Acquiring Fund Shares  received by the  shareholders of the Acquired Fund  (including  fractional  shares to which they may be entitled)
will be the same as the basis of the  Acquired  Fund Shares  exchanged  therefor pursuant to Section 358(a)(1) of the Code.

     9. The holding  period of the Acquiring  Portfolio  Shares  received by the shareholders of the Acquired  Portfolio  (including  fractional  shares to which they may be entitled) will include the holding period of the Acquired  Portfolio
Shares  surrendered in exchange  therefor,  provided that the Acquired Portfolio
Shares  were  held as a  capital  asset  on the  Closing  of the  Reorganization pursuant to Section 1223(1) of the Code.

Board of Trustees, Market Street Fund
Board of Trustees, Gartmore Variable Insurance Trust
April 28, 2003

     10. The Acquiring  Portfolio  will succeed to and take into account,  as of the date of the transfer as defined in Section  1.381(b)-1(b)  of the income tax regulations  issued  by  the  United  States  Department  of the  Treasury  (the
"Treasury  Regulations"),  the  items of the  Acquired  Portfolio  described  in
Section 381(c) of the Code, subject to the conditions and limitations  specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

     Our opinion is based upon the Code,  the applicable  Treasury  Regulations, the present positions of the Internal Revenue Service (the "Service") as are set
forth  in   published   revenue   rulings   and  revenue   procedures,   present
administrative positions of the Service, and existing judicial decisions, all of which are subject to change either  prospectively  or  retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the date of the Reorganization.

     Our opinion is conditioned  upon the  performance by GVIT, on behalf of the
Acquiring Portfolio,  and Market Street, on behalf of the corresponding Acquired
Portfolio,  of their undertakings in the Plan and the Representation Letter. Our opinion is limited to the transactions incident to the Reorganization  described herein,  and no opinion is rendered with respect to (i) any other transaction or
(ii) the effect, if any, of the Reorganization (and/or the transactions incident thereto) on any other  transaction  and/or the effect, if any, of any such other transaction on the Reorganization.

     This  opinion  is  being  rendered  to  the  Acquiring  Portfolio  and  the corresponding  Acquired Portfolio and may be relied upon only by such Portfolios and the shareholders of each. We hereby consent to the use of this opinion as an exhibit to the  Registration  Statement of GVIT on Form N-14, and any amendments thereto,  covering the  registration  of the shares of GVIT under the Securities
Act of 1933, as amended, to be issued in the Reorganization.

                                         Very truly yours,

                                         STRADLEY, RONON, STEVENS & YOUNG, LLP

                                         By:
                                            ------------------------------------
                                            William S. Pilling III, a partner